Exhibit 10.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


     This Settlement Agreement and Mutual Release (the "Agreement") is made and entered into as of the 16th day of May, 2001, by and between CARECENTRIC, INC., a Delaware corporation formerly known as Simione Central Holdings, Inc. ("CareCentric"), and the former shareholders and noteholders of CareCentric
Solutions, Inc. identified in Exhibit 1 hereto, by and through DANIEL J. MITCHELL, as their representative and agent (the "CSI Parties").


                              W I T N E S S E T H:

     WHEREAS, CareCentric, Simione Acquisition Corporation and CareCentric Solutions, Inc. ("CSI") entered into an Agreement and Plan of Merger dated July 12, 1999 (the "Merger Agreement") pursuant to which CareCentric acquired the issued and outstanding capital stock of CSI on August 12, 1999;

     WHEREAS, pursuant to the Merger Agreement and an Indemnity Escrow and Stock Pledge Agreement dated August 12, 1999 (the "Escrow Agreement") by and among CareCentric, the CSI Parties and Mitchell, as representative of the CSI Parties, CareCentric deposited into escrow shares of its Series A Preferred Stock which were converted into 150,740 shares of its common stock ("Escrow Shares") as sole recourse for indemnification claims and expenses overages claims it may have under the Merger Agreement against the CSI Parties;

     WHEREAS, the Merger Agreement also required CareCentric to issue additional shares of its common stock if its per share closing price for the fourth quarter of 2000 was less than a target stock price specified in the Merger Agreement, and because the target stock price was not reached during that period, CareCentric caused 593,688 additional shares of its common stock to be issued to the CSI Parties on March 20, 2001;

     WHEREAS, CareCentric has asserted various indemnification claims and expenses overages claims against the CSI Parties, covering all the Escrow Shares and 13,216 additional shares of common stock that otherwise would be issuable under the Merger Agreement;

     WHEREAS, the CSI Parties have disputed and contested all the claims asserted by CareCentric;

     WHEREAS,   representatives  of  the  CSI  Parties  and  representatives  of
CareCentric have negotiated a settlement of the disputes arising under the Merger Agreement on the terms and conditions set forth below;

     WHEREAS, this Agreement is entered into solely for the purpose of avoiding time-consuming and expensive arbitration or litigation between the parties and does not and shall not constitute an admission that any conduct of either of the parties was wrongful, negligent or violative of any contractual obligation, common law or of any corporate law or fiduciary obligations, and the existence of any liability on any such ground is expressly denied by the parties;

     WHEREAS, the parties hereto desire to settle all past and present differences, disputes, claims, debts, assertions or obligations among and between them, known or unknown, suspected or unsuspected under the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual obligations set forth herein and the recitals set forth above, the parties hereto hereby agree as follows:

     1. Release of CareCentric and Covenant Not to Sue

     The CSI Parties for themselves and their respective heirs and assigns, hereby release, acquit, covenant not to sue, and forever discharge CareCentric, its subsidiaries, their respective successors and assigns, and their representatives, servants, agents, attorneys, employees, officers and directors (collectively, the "CareCentric Released Parties"), from any and all claims, demands, indebtedness, agreements, promises, causes of action, obligations, damages and liabilities of any nature whatsoever, in law or in equity, in contract, tort, by statute or otherwise, whether or not known, suspected, or claimed, that they ever had, have claimed to have, now have, or claims to have whether known or unknown from the beginning of time to the date of this Agreement, against any of the CareCentric Released Parties by reason of any matter, cause, thing, act or omission of any such released party whatsoever, including but not limited to claims arising out of or relating to the Merger Agreement; provided, however, that nothing contained herein is intended to nor shall be deemed to release the CareCentric Released Parties from performing their obligations under Section 4.1 of the Merger Agreement or as otherwise provided under this Agreement.

     2. Release of Mitchell and Covenant Not to Sue

     CareCentric hereby releases, acquits, covenants not to sue, and forever discharges the CSI Parties, their subsidiaries, their respective successors and assigns, and their representatives, servants, agents, attorneys, employees, officers and directors (collectively, the "CSI Released Parties") from any and all claims, demands, indebtedness, agreements, promises, causes of action, obligations, damages and liabilities of any nature whatsoever, in law or in equity, in contract, tort, by statute or otherwise, whether or not known, suspected, or claimed, that it ever had, has claimed to have, now has, or claims to have whether known or unknown from the beginning of time to the date of this Agreement, against the CSI Released Parties by reason of any matter, cause, thing, act or omission of such released party whatsoever, including but not limited to claims arising out of or relating to the Merger Agreement; provided, however, that nothing contained herein is intended to nor shall be deemed to release the CSI Released Parties from performing their obligations under this Agreement.

     3. Other Consideration; Cancellation of Remaining Escrow Shares

     (a) As soon as practicable after the execution of this Agreement, CareCentric shall cause 88,586 shares (the "Shares") of common stock of

CareCentric  to  be  released  from  escrow  under  the  Escrow   Agreement  and
distributed to the CSI Parties provided in Schedule A attached hereto. The remaining 62,154 shares of CareCentric common stock being held in escrow will be cancelled. The parties agree that no further Additional Shares (as defined in the Merger Agreement) are required to be issued by CareCentric.

     (b) CareCentric will take all necessary actions, including the issuance of opinion letters, as necessary, to ensure that the Shares will be freely transferable by the CSI Parties pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended.

     (c) CareCentric will (i) use its best efforts to ensure that it shall remain eligible to register shares of CareCentric stock held by the CSI Parties on Form S-3 under the Securities Act of 1933, as amended, or any sucessor form thereof, (ii) use its best efforts to list such shares on the NASDAQ SmallCap Market to the extent not already listed, and (iii) use its commercially reasonable efforts to ensure that it shall remain eligible to maintain approval for trading of such shares on the NASDAQ SmallCap Market.

     4. Complete Release; Survival Provisions

     Except for the continuing obligations of the CareCentric Released Parties under Section 4.1 of the Merger Agreement and any continuing obligations of the CareCentric Released Parties as provided under this Agreement, it is the specific intent and purpose of this Agreement to be a full, final and complete, remise, release, discharge, compromise, settlement, accord and satisfaction of all claims released hereunder, including legal fees incurred in connection therewith, and CareCentric and the CSI Parties do hereby specifically waive any claim or right to assert that any cause of action or alleged cause of action or claim or demand relating to any such dispute has, through oversight or error, or intentionally or unintentionally, been omitted from this Settlement Agreement and Mutual Release.

     5. Governing Law

     The terms of this Agreement shall be governed and construed according to the laws of the State of Georgia.

     6. Arbitration

     The parties hereby agree that all disputes relating to the subject matter of this Agreement, including but not limited to the interpretation or application of any of the terms hereof, shall be resolved by arbitration to be conducted in Atlanta, Georgia under the auspices, and pursuant to the rules, of the American Arbitration Association.

     7. Modification

     No provisions of this Agreement may be changed, altered, modified or waived except in a writing signed by all parties to this Agreement.

     8. No Parol Representations or Agreements

     This Agreement constitutes the entire agreement between the parties relating to settlement of all claims and controversies between the parties. This Agreement supersedes any and all prior or contemporaneous agreements, representations, promises or inducements of any kind relating to settlement of the claims and controversies between the parties. Each party hereto individually acknowledges that no agreement, representation, promise or inducement relating to settlement of the claims and controversies between the parties has been made or given other than as specifically set forth in this Agreement, and that none of them has entered into this Agreement in reliance upon any agreement, representation, promise or inducement not set forth herein.

     9. Understanding and Authority

     Each of the parties to this Agreement acknowledges and represents that said party has read this Agreement in full and understands and voluntarily consents and agrees to each and every provision contained herein. Each party acknowledges that such party has had a full and unlimited opportunity to consult with his or its own counsel prior to executing this Agreement. Each party acknowledges that Mitchell has authority to execute this Agreement on behalf of the CSI Parties pursuant to the terms of the Merger Agreement. CareCentric has duly authorized the execution and delivery of this Agreement and the performance by it hereunder.

     10. Multiple Counterparts

     This Agreement may be executed in multiple counterparts and shall be effective when all parties have executed identical copies thereof, provided, however, that each party shall cooperate in providing the other with fully executed originals.

     11. Scope of Applicability

     This Agreement and the covenants, representations, warranties and releases contained herein shall inure to the benefit of and shall be binding upon the parties, and their respective successors, assigns, heirs, executors and administrators.

     12. Severability

     In the event that any paragraph or provision of this Agreement shall be determined by any court to be unenforceable for any reason, then only such paragraph or provision shall be affected, and the remaining terms and conditions hereof shall remain binding and enforceable.

     13. Preparation of Agreement

     This Agreement was prepared by all signatories hereto and in case of ambiguity shall not be construed more strongly against one than against the other.

     14. Headings

     The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

     15. Time of Essence

     Time is of the essence of this Settlement Agreement and Mutual Release.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement (or have caused this Agreement to be duly executed) as of the date first set forth above.

Signed, sealed and delivered
in the presence of:

/s/ Cindy L. Barnes
----------------------------          CARECENTRIC, INC.
Unofficial Witness

                                      By: /s/ R. Bruce Dewey
/s/ Cynthia M. Hinesley                  ---------------------------------------
----------------------------             R. Bruce Dewey,
Notary Public                            President and Chief Executive Officer


My Commission Expires:


August 13, 2001
-----------------------------
(Affix Notarial Seal)


Signed, sealed and delivered
in the presence of:

/s/ Linda G. Kenske
----------------------------
Unofficial Witness

                                         /s/ Daniel J. Mitchell
/s/ Coreen M. Wuchenick                  ---------------------------------------
----------------------------             Daniel J. Mitchell
Notary Public                            (as representative of the CSI Parties)


My Commission Expires:

July 3, 2001
-----------------------------
(Affix Notarial Seal)

                                    EXHIBIT 1


American Healthcare Fund II, L.P.
Domain Partners III, L.P.
DP III Associates, L.P.
3i Bioscience Investment Trust plc
Alliance Technology Ventures, L.P.
ATV/GP Parallel Fund, L.P.
ATV/MFJ Parallel Fund, L.P.
Landmark Equity Partners V, L.P.
Landmark Secondary Partners, L.P.
Technology Funding Medical Partners I, L.P.
Technology Funding Partners III, L.P.
Technology Funding Venture Partners V, an aggressive Growth Fund, L.P. Alpha Capital Fund II, L.P.
Axiom Venture Partners, Limited Partnership

                                   SCHEDULE A

                          A                                               B                                    C
       Name and taxpayer identification number                         Address                   # of Shares for Certificate*
=======================================================  =====================================  ================================
1.   American Healthcare Fund II, L.P.                   c/o  Mr. Daniel J. Mitchell                        10,978
     36-3756168                                          Sequel Venture Partners
                                                         4430 Arapahoe Ave.
                                                         Suite 220
                                                         Boulder, CO  80303

2.   Domain Partners III, L.P.                           c/o  Ms. Kathleen K. Schoemaker                    22,116
     22-3337608                                          Domain Associates, L.O.C.
                                                         One Palmer Square
                                                         Suite 515
                                                         Princeton, NJ  08542

3.   DP III Associates, L.P.                             c/o  Ms. Kathleen K. Schoemaker                      713
     22-3337610                                          Domain Associates, L.O.C.
                                                         One Palmer Square
                                                         Suite 515
                                                         Princeton, NJ  108542

4.   3i Bioscience Investment Trust plc (Foreign         c/o  Mr. Andrew Musson                              7,943
     entity)                                             3i Asset Management Ltd.
                                                         91 Waterloo Road
                                                         London SE1 8XP England

5.   Alliance Technology Ventures, L.P.                  c/o  Alliance Technology                            7,659
     58-2081073                                               Ventures
                                                         8995 Westside Parkway
                                                         Suite 200
                                                         Alpharetta, GA  30004
                                                         Attn:  Connor Seabrook

6.   ATV/GP Parallel Fund, L.P.                          c/o Alliance Technology                             2,152
     58-2081074                                              Ventures
                                                         8995 Westside Parkway
                                                         Suite 200
                                                         Alpharetta, GA 30004
                                                         Attn:  Connor Seabrook

7.   ATV/MFJ Parallel Fund, L.P.                         c/o Alliance Technology                               602
     58-2081075                                              Ventures
                                                         8995 Westside Parkway
                                                         Suite 200
                                                         Alpharetta, GA 30004
                                                         Attn:  Connor Seabrook



                          A                                               B                                    C
       Name and taxpayer identification number                         Address                   # of Shares for Certificate*
=======================================================  =====================================  ================================
8.   Landmark Equity Partners V, L.P.                    c/o  Anthony J. Roscigno                            3,311
     06-1431807                                          Landmark Partners, Inc.
                                                         10 Mill Pond Lane
                                                         Simsbury, CT  06070-2429

9.   Landmark Secondary Partners, L.P.                   c/o  Anthony J. Roscigno                            8,294
     06-1519088                                          Landmark Partners, Inc.
                                                         10 Mill Pond Lane
                                                         Simsbury, CT  06070-2429

10.  Technology Funding Medical Partners, I, L.P.        c/o  Ms. Deborah Giambruno                           929
     94-3166762                                          Technology Funding, Inc.
                                                         2000 Alameda de Las Pulgas
                                                         San Mateo, CA  94403

11.  Technology Funding Partners III, L.P.               c/o  Ms. Deborah Giambruno                          3,747
     94-3033783                                          Technology Funding, Inc.
                                                         2000 Alameda de Las Pulgas
                                                         San Mateo, CA  94403

12.  Technology Funding Venture Partners V, An           c/o  Ms. Deborah Giambruno                          2,023
     Aggressive Growth Fund, L.P.                        Technology Funding, Inc.
     94-3094910                                          2000 Alameda de Las Pulgas
                                                         San Mateo, CA  94403

13.  Alpha Capital Fund II, L.P.                         Alpha Capital Partners                              5,885
     31-1432969                                          122 South Michigan Avenue
                                                         Suite 1700
                                                         Chicago, IL  60603
                                                         Attn: Kelly Young, Controller

14.  Axiom Venture Partners, Limited Partnership         c/o  Mr. Samuel McKay                              12,234
     06-1392421                                          Axiom Venture Partners
                                                         185 Asylum Street
                                                         Hartford, CT  06103



                                      A-2

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